UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2016

Superconductor Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

9101 Wall Street, Austin, TX	78754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 18, 2016, Superconductor Technologies Inc. (the “Company” or “we” or “our”) effected a one-for-fifteen (1-for-15) reverse stock split of our common stock, par value $0.001 (the “Reverse Stock Split”). The Company filed a Certificate of Amendment of its Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), with the Secretary of State of the State of Delaware, to effect the Reverse Stock Split.

As previously described in detail in our definitive proxy statement filed with the Securities and Exchange Commission on May 16, 2016, the Company held a Special Meeting of Stockholders on June 23, 2016 (the “Special Meeting”), at which meeting the stockholders approved amendment of our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of not less than 1-for-2 and not more than 1-for-15. Our board of directors thereafter selected the 1-for-15 reverse stock split ratio and authorized the implementation of the Reverse Stock Split.

As a result of the Reverse Stock Split, every fifteen (15) shares of our pre-Reverse Stock Split common stock were combined and reclassified into one (1) share of our common stock. Our post-Reverse Stock Split common stock will begin trading on July 19, 2016 with a new CUSIP number of 867931 503. The Reverse Stock Split did not change our authorized number of shares or the par value of our common stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

Our transfer agent, Computershare Trust Company, is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of certificates for common stock. Stockholders who hold their shares in brokerage accounts or in “street name” will not be required to take any action to effect the exchange of their shares.

On July 18, 2016, we also issued a press release with respect to the Reverse Stock Split described herein.

A copy of the Certificate of Amendment of our Restated Certificate of Incorporation is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Superconductor Technologies Inc.

99.1	Press release dated July 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superconductor Technologies Inc.

Dated: July 18, 2016	By:	/s/ WILLIAM J. BUCHANAN
William J. Buchanan
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Superconductor Technologies Inc.

99.1	Press Release dated July 18, 2016.